SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549


                                    FORM 8-K


                                 CURRENT REPORT



                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



                Date of Report (Date of earliest event reported)
                                  July 25, 1997



                                VISTA PROPERTIES
--------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)


        CALIFORNIA                     0-11890                 13-3179078
(State or other jurisdiction of      (Commission             (I.R.S. Employer
incorporation or organization)       File Number)            Identification No.)

                   411 West Putnam Avenue, Greenwich, CT 06830
                    (Address of principal executive offices)

                                 (203) 862-7000
              (Registrant's telephone number, including area code)

                                      None
         (Former name, or former address, if changed since last report)

Item 1.  Changes in Control of Registrant

         On July 25, 1997, Wexford Management LLC ("Wexford"), the administrator for Presidio Capital Corp. ("Presidio") the parent company of IR Vista Realty Corp. and IR Acquisitions Corp. the Management and Acquisitions General Partners, respectively, of Vista Properties (the "Partnership"), received notice from Presidio Holding Company, LLC, which stated that it is the holder of 63% of the outstanding Class A common shares of Presidio, that it was seeking to remove the three current Class A directors and replacing them with Edward Scheetz, David Hamamoto and David King effective as of 12:00 p.m. on September 2, 1997. Wexford has not determined whether Presidio Holding Company, LLC hs the right to seek and obtain removal or replacement of the current Class A directors pursuant to such notice. If such holder's ownership is confirmed, the other Class A shareholders will be entitled to certain representation on the Board.

                                   SIGNATURES



         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.




                                           Vista Properties


                                           By:  IR VISTA REALTY CORP.
                                                MANAGEMENT GENERAL PARTNER

Dated:  August  7, 1997                    By:  /s/Jay L. Maymudes
                                                ------------------
                                                Jay L. Maymudes
                                                Vice President, Secretary,
                                                and Treasurer
                                                (Principal Financial Officer and
                                                Principal Accounting Officer)



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